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                                                                      EXHIBIT 10

                                 FIRST AMENDMENT

                                       TO

                           LOAN AND SECURITY AGREEMENT

        First Amendment, dated as of March 27, 2002 (this "Amendment"), to the Loan and Security Agreement, dated as of July 23, 2001 (the "Loan Agreement") by and among (i) the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"),
(ii) FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and (iii) SCB COMPUTER TECHNOLOGY, INC., a Tennessee corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers").

        The Borrowers, the Lenders and the Agent desire to amend the Loan Agreement to (i) permit Borrowers to request letters of credit and Lenders to issue letters of credit, or to arrange for the issuance of letters of credit, for the account of Borrowers and (ii) amend certain other provisions of the Loan Agreement, in each case on the terms and conditions hereinafter set forth.

        Accordingly, the Borrowers, the Agent and the Lenders hereby agree as follows:

        1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Loan Agreement.

        2. Existing Definitions. (a) The definition of the term "Lender Group" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

                "'Lender Group' means, individually and collectively, each of the Lenders (including the Issuing Lender) and Agent."

                (b) The definition of the term "Loan Documents" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

                "'Loan Documents' means this Agreement, the Cash Management Agreements, any Control Agreement, the Disbursement Letter, the Due Diligence Letter, the Fee Letter, the Guaranty, the Letters of Credit, the Letter of Credit Applications, L/C Undertakings, the Contribution Agreement, the Officers' Certificate, the Stock Pledge Agreement, the Trademark Security Agreement, the Guarantor Security Agreement, the Intercompany Subordination Agreement, the Warrants, the Registration Rights Agreement, the Intercreditor Agreement, any note or notes executed by a Borrower in connection with this Agreement and payable to a member of the Lender Group, and any other agreement entered into, now or in the future, by any Borrower and the Lender Group in connection with this Agreement."


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                (c) The definition of the term "Obligations" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

                "'Obligations' means all loans (including the Term Loan), Advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), Letter of Credit Obligations, L/C Undertakings, premiums, liabilities (including all amounts charged to Borrowers' Loan Account pursuant hereto), obligations, fees (including the fees provided for in the Fee Letter), charges, costs, Lender Group Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties of any kind and description owing by Borrowers to the Lender Group pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Group Expenses that Borrowers are required to pay or reimburse by the Loan Documents, by law, or otherwise. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any Insolvency Proceeding."

                (d) The definition of the term "Pro Rata Share" in Section 1.1 of the Loan Agreement is hereby amended by (i) redesignating existing clause (b) therein as new clause (c), (ii) redesignating existing clause (c) therein as clause (d) and (iii) adding the following new clause (b):

                "(b) with respect to a Lender's obligation to participate in Letters of Credit, to reimburse the Issuing Lender, and to receive payments of fees with respect thereto, the percentage obtained by dividing (i) such Lender's Revolver Commitment, by (ii) the aggregate Revolver Commitments of all Lenders,"

                (e) The definition of the term "Revolver Usage" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

                "'Revolver Usage' means, as of any date of determination, the sum of (a) the then extant amount of outstanding Advances, plus (b) the then extant amount of the Letter of Credit Usage."

        3. New Definitions. The following definitions are hereby added to
Section 1.1 of the Loan Agreement:

                "'Issuing Lender' means Foothill or any other Lender that, at the request of Administrative Borrower and with the consent of Agent agrees, in such Lender's sole discretion, to become an Issuing Lender for the purpose of issuing L/Cs or L/C Undertakings pursuant to Section 2.14."

                "'L/C' has the meaning set forth in Section 2.14(a)."



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                "'L/C Disbursement' means a payment made by the Issuing Lender pursuant to a Letter of Credit."

                "'L/C Undertaking' has the meaning set forth in Section
        2.14(a)."

                "'Letter of Credit' means an L/C or an L/C Undertaking, as the context requires."

                "'Letter of Credit Application' has the meaning set forth in
        Section 2.14(a)."

                "'Letter of Credit Guaranty' means one or more guaranties by the Agent in favor of the Issuing Lender, guaranteeing the obligations of one or more of the Borrowers to the Issuing Lender under a reimbursement agreement, Letter of Credit Application or other like document in respect of any Letters of Credit, or any indemnification agreement or other similar document by the Agent in favor of the Issuing Lender in respect of any Letter of Credit."

                "'Letter of Credit Obligations' means, at any time and without duplication, the sum of (i) the Reimbursement Obligations at such time, plus (ii) the aggregate maximum amount available for drawing under the Letters of Credit outstanding at such time, plus (iii) all amounts for which the Agent may be liable to the Issuing Lender pursuant to any Letter of Credit Guaranty."

                "'Letter of Credit Usage' means, as of any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus 100% of the amount of outstanding time drafts accepted by an Underlying Issuer as a result of drawings under Underlying Letters of Credit."

                "'Reimbursement Obligations' means the obligation of the Borrowers to reimburse the Agent and the Lenders for amounts payable by the Agent or the Lenders under a Letter of Credit Guaranty in respect of any drawing made under any Letter of Credit, together with interest thereon as provided in Section 2.6."

                "'Risk Participation Liability' means, as to each Letter of Credit, all reimbursement obligations of Borrowers to the Issuing Lender with respect to an L/C Undertaking, consisting of (a) the amount available to be drawn or which may become available to be drawn, (b) all amounts that have been paid by the Issuing Lender to the Underlying Issuer to the extent not reimbursed by Borrowers, whether by the making of an Advance or otherwise, and (c) all accrued and unpaid interest, fees, and expenses payable with respect thereto."

                "'Underlying Issuer' means a third Person which is the beneficiary of an L/C Undertaking and which has issued a letter of credit at the request of the Issuing Lender for the benefit of a Borrower."

                "'Underlying Letter of Credit' means a letter of credit that has been issued by an Underlying Issuer."


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        4. Revolver Advances. The first sentence of Section 2.1(a) of the Loan agreement is hereby amended in its entirety to read as follows:

                "(a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make advances ("Advances") to Borrowers in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the lesser of (i) the Maximum Revolver Amount less the Letter of Credit Usage, or (ii) the Borrowing Base less the Letter of Credit Usage."

        5. Revolver Advances. Section 2.1 of the Loan Agreement is hereby amended by adding the following new clause (e) at the end thereof:

                "(e) Within three Business Days after the Parent's receipt of any tax refund (other than the tax refund referred to in Section 2.2(e) below), the Borrowers shall prepay the outstanding principal amount of the Advances (or, if there are no Advances outstanding at such time, the Term Loan) in an amount equal to 100% of such tax refund; provided that, if the Honeywell Contract shall not have been renewed upon terms acceptable to the Agent on or prior to July 31, 2002, then either (i) if such tax refund is received prior to July 31, 2002, (A) the Borrowers shall prepay the outstanding principal amount of the Advances in an amount equal to 100% of such tax refund and (B) the Agent shall institute a reserve against the Borrowing Base in the amount of $1,000,000, which reserve shall either be (1) if the Honeywell Contract is renewed upon terms acceptable to the Agent on or prior to July 31, 2002, released by the Agent or (2) if the Honeywell Contract is not renewed upon terms acceptable to the Agent on or prior to July 31, 2002, released by the Agent at such time as the Agent (x) charges the Loan Account for an Advance in the amount of such reserve and (y) applies the proceeds of such Advance to the prepayment of the outstanding principal amount of the Term Loan, or (ii) if such tax refund is received after July 31, 2002, $1,000,000 of such tax refund shall first be applied to the outstanding principal amount of the Term Loan. Any prepayment of the Term Loan in accordance with this Section 2.1(e) shall be accompanied by the payment of accrued interest to the date of such prepayment on the amount prepaid and shall be applied against the remaining installments of principal of the Term Loan in the inverse order of maturity."

        6. Borrowing Procedures and Settlements. The last sentence of Section 2.3(c)(iii) of the Loan Agreement is hereby amended by adding the following after the phrase "outstanding Obligations":

        "(including an assumption of its Pro Rata Share of the Risk Participation Liability)"

        7. Payments. Section 2.4(b)(i) of the Loan Agreement is hereby amended by (i) deleting existing clauses (L) and (M) therein and (ii) adding the following new clauses (L), (M) and (N) in lieu thereof:

                "L. twelfth, if an Event of Default has occurred and is continuing, to Agent, to be held by Agent, for the ratable benefit of Issuing Lender and those Lenders having a Revolver Commitment, as cash collateral in an amount up to 105% of the then extant Letter of Credit Usage until paid in full,


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                M. thirteenth, to pay any other Obligations until paid in full,
        and

                N. fourteenth, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law."

        8. Interest Rates and Letter of Credit Fee: Rates, Payments and Calculations. Section 2.6 of the Loan Agreement is hereby amended by (i) redesignating existing clause (d) as clause (e), (ii) redesignating existing clause (e) as new clause (f), and (iii) amending clauses (a) - (d) in their entirety to read as follows:

                "(a) INTEREST RATES. Except as provided in clause (c) below, all Obligations (except for undrawn Letters of Credit) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows (i) if the relevant Obligation is the Term Loan, at a per annum rate equal to the Base Rate plus the Term Loan Margin, and (ii) otherwise, at a per annum rate equal to the Base Rate plus the Revolver Margin.

                (b) LETTER OF CREDIT FEE. Borrowers shall pay Agent (for the ratable benefit of the Lenders with a Revolver Commitment, subject to any letter agreement between Agent and individual Lenders), a Letter of Credit fee (in addition to the charges, commissions, fees, and costs set forth in Section 2.12(e)) which shall accrue at a rate equal to 2% per annum times the Daily Balance of the undrawn amount of all outstanding Letters of Credit.

                (c) DEFAULT RATE. Upon the occurrence and during the continuation of an Event of Default (and at the election of Agent or the Required Lenders),

                    (i) all Obligations (except for undrawn Letters of Credit) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to 4 percentage points above the sum of the Base Rate plus the Term Loan Margin, and

                    (ii) the Letter of Credit fee provided for above shall be increased to 4 percentage points above the per annum rate otherwise applicable hereunder.

                (d) PAYMENT. Interest, Letter of Credit fees, and all other fees payable hereunder shall be due and payable, in arrears, on the first day of each month at any time that Obligations or Commitments are outstanding. Borrowers hereby authorize Agent, from time to time, without prior notice to Borrowers, to charge such interest and fees, all Lender Group Expenses (as and when incurred), the charges, commissions, fees, the fees and costs provided for in Section 2.11 (as and when accrued or incurred), and all other payments as and when due and payable under any Loan Document (including the installments due and payable with respect to the Term Loan) to Borrowers' Loan Account, which amounts thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be compounded by being charged to Borrowers' Loan Account and shall


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        thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances hereunder."

        9. Designated Account. The first sentence of Section 2.9 of the Loan Agreement is hereby amended in its entirety to read as follows:

                "Agent is authorized to make the Advances and the Term Loan, and Issuing Lender is authorized to issue the Letters of Credit, under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to Section 2.6(d)."

        10. Maintenance of Loan Account; Statements of Obligations. The first sentence of Section 2.10 of the Loan Agreement is hereby amended in its entirety to read as follows:

                "Agent shall maintain an account on its books in the name of Borrowers (the "Loan Account") on which Borrowers will be charged with the Term Loan, all Advances (including Agent Advances and Swing Loans) made by Agent, Swing Lender, or the Lenders to Borrowers or for Borrowers' account, the Letters of Credit issued by Issuing Lender for Borrowers' account, and with all other payment Obligations hereunder or under the other Loan Documents, including, accrued interest, fees and expenses, and Lender Group Expenses."

        11. Fees. Section 2.11(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

                "(a) UNUSED LINE FEE. On the first day of each month during the term of this Agreement, an unused line fee in the amount equal to 0.50% per annum times the result of (a) the Maximum Revolver Amount, less (b) the sum of (i) the average Daily Balance of Advances that were outstanding during the immediately preceding month, plus (ii) the average Daily Balance of the Letter of Credit Usage during the immediately preceding month,"

        12. Joint and Several Liability of Borrowers. The first sentence of
Section 2.13(e) of the Loan Agreement is hereby amended by adding the following after the phrase "notice of any Advances":

                "or Letters of Credit issued under or"

        13. Letters of Credit. The following is hereby added as new Section 2.14 of the Loan Agreement:

                "2.14 Letters of Credit

                (a) Subject to the terms and conditions of this Agreement, the Issuing Lender agrees to issue letters of credit for the account of Borrowers (each, an "L/C") or to purchase participations or execute indemnities or reimbursement obligations (each such undertaking, an "L/C Undertaking") with respect to letters of credit issued by an


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        Underlying Issuer (as of the Closing Date, the prospective Underlying
        Issuer is to be Wells Fargo) for the account of Borrowers. To request the issuance of an L/C or an L/C Undertaking (or the amendment, renewal, or extension of an outstanding L/C or L/C Undertaking), Administrative Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and Agent (reasonably in advance of the requested date of issuance, amendment, renewal, or extension) a notice requesting the issuance of an L/C or L/C Undertaking, or identifying the L/C or L/C Undertaking to be amended, renewed, or extended, the date of issuance, amendment, renewal, or extension, the date on which such L/C or L/C Undertaking is to expire, the amount of such L/C or L/C Undertaking, the name and address of the beneficiary thereof (or of the Underlying Letter of Credit, as applicable), and such other information as shall be necessary to prepare, amend, renew, or extend such L/C or L/C Undertaking (each, a "Letter of Credit Application"). If requested by the Issuing Lender, Borrowers also shall be an applicant under the Letter of Credit Application with respect to any Underlying Letter of Credit that is to be the subject of an L/C Undertaking. The Issuing Lender shall have no obligation to issue a Letter of Credit if any of the following would result after giving effect to the requested Letter of Credit:

                    (i) the Letter of Credit Usage would exceed the Borrowing Base less the amount of outstanding Advances, or

                    (ii) the Letter of Credit Usage would exceed $2,000,000, or

                    (iii) the Letter of Credit Usage would exceed the Maximum Revolver Amount less the then extant amount of outstanding Advances.

                Borrowers and the Lender Group acknowledge and agree that certain Underlying Letters of Credit may be issued to support letters of credit that already are outstanding as of the Closing Date. Each Letter of Credit (and corresponding Underlying Letter of Credit) shall have an expiry date no later than 30 days prior to the Maturity Date and all such Letters of Credit (and corresponding Underlying Letter of Credit) shall be in form and substance acceptable to the Issuing Lender (in the exercise of its Permitted Discretion), including the requirement that the amounts payable thereunder must be payable in Dollars. If Issuing Lender is obligated to advance funds under a Letter of Credit, Borrowers immediately shall reimburse such L/C Disbursement to Issuing Lender by paying to Agent an amount equal to such L/C Disbursement not later than 11:00 a.m., California time, on the date that such L/C Disbursement is made, if Administrative Borrower shall have received written or telephonic notice of such L/C Disbursement prior to 10:00 a.m., California time, on such date, or, if such notice has not been received by Administrative Borrower prior to such time on such date, then not later than 11:00 a.m., California time, on (i) the Business Day that Administrative Borrower receives such notice, if such notice is received prior to 10:00 a.m., California time, on the date of receipt or (ii) the Business Day following the Business Day that Administrative Borrower receives such notice, if such notice is received after 10:00 a.m., California time, on the date of receipt, and, in the absence of such reimbursement, the L/C Disbursement immediately and automatically shall be deemed to be an Advance hereunder and,


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        thereafter, shall bear interest at the rate then applicable to Advances under Section 2.6. To the extent an L/C Disbursement is deemed to be an Advance hereunder, Borrowers' obligation to reimburse such L/C Disbursement shall be discharged and replaced by the resulting Advance. Promptly following receipt by Agent of any payment from Borrowers pursuant to this paragraph, Agent shall distribute such payment to the Issuing Lender or, to the extent that Lenders have made payments pursuant to Section 2.14(c) to reimburse the Issuing Lender, then to such Lenders and the Issuing Lender as their interest may appear.

                (b) Promptly following receipt of a notice of L/C Disbursement pursuant to Section 2.14(a), each Lender with a Revolver Commitment agrees to fund its Pro Rata Share of any Advance deemed made pursuant to the foregoing subsection on the same terms and conditions as if Borrowers had requested such Advance and Agent shall promptly pay to Issuing Lender the amounts so received by it from the Lenders. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Lender or the Lenders with Revolver Commitment, the Issuing Lender shall be deemed to have granted to each Lender with a Revolver Commitment, and each Lender with a Revolver Commitment shall be deemed to have purchased, a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit, and each such Lender agrees to pay to Agent, for the account of the Issuing Lender, such Lender's Pro Rata Share of any payments made by the Issuing Lender under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender with a Revolver Commitment hereby absolutely and unconditionally agrees to pay to Agent, for the account of the Issuing Lender, such Lender's Pro Rata Share of each L/C Disbursement made by the Issuing Lender and not reimbursed by Borrowers on the date due as provided in clause (a) of this Section, or of any reimbursement payment required to be refunded to Borrowers for any reason. Each Lender with a Revolver Commitment acknowledges and agrees that its obligation to deliver to Agent, for the account of the Issuing Lender, an amount equal to its respective Pro Rata Share pursuant to this Section 2.14(b) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3 hereof. If any such Lender fails to make available to Agent the amount of such Lender's Pro Rata Share of any payments made by the Issuing Lender in respect of such Letter of Credit as provided in this Section, Agent (for the account of the Issuing Lender) shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate until paid in full.

                (c) Each Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless from any loss, cost, expense, or liability, and reasonable attorneys fees incurred by the Lender Group arising out of or in connection with any Letter of Credit; provided, however, that no Borrower shall be obligated hereunder to indemnify for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group. Each Borrower agrees to be bound by the Underlying Issuer's regulations and interpretations of any Underlying Letter of Credit or by Issuing Lender's interpretations



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        of any L/C issued by Issuing Lender to or for such Borrower's account, even though this interpretation may be different from such Borrower's own, and each Borrower understands and agrees that the Lender Group shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrowers' instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto. Each Borrower understands that the L/C Undertakings may require Issuing Lender to indemnify the Underlying Issuer for certain costs or liabilities arising out of claims by Borrowers against such Underlying Issuer. Each Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by the Lender Group under any L/C Undertaking as a result of the Lender Group's indemnification of any Underlying Issuer; provided, however, that no Borrower shall be obligated hereunder to indemnify for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group.

                (d) Each Borrower hereby authorizes and directs any Underlying Issuer to deliver to the Issuing Lender all instruments, documents, and other writings and property received by such Underlying Issuer pursuant to such Underlying Letter of Credit and to accept and rely upon the Issuing Lender's instructions with respect to all matters arising in connection with such Underlying Letter of Credit and the related application.

                (e) Any and all charges, commissions, fees, and costs incurred by the Issuing Lender relating to Underlying Letters of Credit shall be Lender Group Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrowers to Agent for the account of the Issuing Lender; it being acknowledged and agreed by each Borrower that, as of the Closing Date, the issuance charge imposed by the prospective Underlying Issuer is .825% per annum times the face amount of each Underlying Letter of Credit, that such issuance charge may be changed from time to time, and that the Underlying Issuer also imposes a schedule of charges for amendments, extensions, drawings, and renewals.

                (f) If by reason of (i) any change in any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority, or (ii) compliance by the Underlying Issuer or the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Federal Reserve Board as from time to time in effect (and any successor thereto):

                    (i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit issued hereunder, or

                    (ii) there shall be imposed on the Underlying Issuer or the Lender Group any other condition regarding any Underlying Letter of Credit or any Letter of Credit issued pursuant hereto;



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        and the result of the foregoing is to increase, directly or indirectly, the cost to the Lender Group of issuing, making, guaranteeing, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof by the Lender Group, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Administrative Borrower, and Borrowers shall pay on demand such amounts as Agent may specify to be necessary to compensate the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Advances hereunder. The determination by Agent of any amount due pursuant to this Section, as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto."

        14. Effect of Termination. The first sentence of Section 3.5 of the Loan Agreement is hereby amended in its entirety to read as follows:

                "On the date of termination of this Agreement, all Obligations (including, without limitation, Letter of Credit Obligations) immediately shall become due and payable without notice or demand."

        15. Early Termination by Borrowers. The first and second sentences of
Section 3.6 of the Loan Agreement are hereby amended in their entirety to read as follows:

                "Borrowers have the option, at any time upon 90 days prior written notice by Administrative Borrower to Agent, to terminate this Agreement by paying to Agent, for the benefit of the Lender Group, in cash, the Obligations (including either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender), in full, together with the Applicable Prepayment Premium (to be allocated based upon letter agreements between Agent and individual Lenders). If Administrative Borrower has sent a notice of termination pursuant to the provisions of this Section, then the Commitments shall terminate and Borrowers shall be obligated to repay the Obligations (including either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender), in full, together with the Applicable Prepayment Premium, on the date set forth as the date of termination of this Agreement in such notice."

        16. Negative Covenants. Section 7.1(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

                "(a) Indebtedness evidenced by this Agreement and the other Loan Documents, together with Indebtedness owed to Underlying Issuers with respect to Underlying Letters of Credit;"

        17. Replacement of Holdout Lender. The second paragraph of Section 15.2 of the Loan Agreement is hereby amended in its entirety to read as follows:

                "Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance Agreement, subject only to the Holdout Lender being repaid its share of the outstanding Obligations (including an assumption of its Pro Rata Share of the Risk Participation Liability) without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance Agreement prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance Agreement. The replacement of any Holdout Lender shall be made in accordance with the terms of Section
        14.1. Until such time as the Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make the Holdout Lender's Pro Rata Share of Advances and to purchase a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit.

        18. Parent as Agent for Borrowers. The second sentence of Section 17.9 of the Loan Agreement is hereby amended in its entirety to read as follows:

        "Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide Agent with all notices with respect to Advances and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Advances and Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement."

        19. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Amendment Effective Date"):

            (a) The representations and warranties contained in this Amendment and in Section 5 of the Loan Agreement and each other Loan Document shall be correct on and as of the Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Event of Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

            (b) The Agent shall have received counterparts of this Amendment which bear the signatures of the Borrowers, the Guarantors and the Lenders.

            (c) The Agent shall have received an Omnibus Amendment of Security Documents, in the form of Exhibit A hereto, duly executed by the Borrowers, the Guarantors and the Agent.

            (d) The Borrowers shall have paid to the Agent, for the benefit of the Lender Group, in immediately available funds, a fully earned and nonrefundable amendment fee equal to $100,000.

            (e) All legal matters incident to this Amendment shall be satisfactory to the Agent and its counsel.

        20. Representations and Warranties. Each of the Borrowers represents and warrants to the Lenders as follows:

            (a) Each Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and (ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Amendment and to perform the Loan Agreement, as amended hereby.

            (b) The execution, delivery and performance by the Borrowers of this Amendment and the performance by the Borrowers of the Loan Agreement as amended hereby (i) have been duly authorized by all necessary corporate action, (ii) do not and will not violate or create a default under any Borrower's charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting any Borrower or any Borrower's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any Borrower's property.

            (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by any Borrower of this Amendment and the performance by the Borrowers of the Loan Agreement as amended hereby.

            (d) Each of this Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrowers, enforceable against each Borrower in accordance with their terms.

            (e) The representations and warranties contained in Section 5 of the Loan Agreement are correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default has occurred and is continuing on and as of the Amendment Effective Date.

        21. Continued Effectiveness of Loan Agreement. Each Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a security interest in or lien on, any collateral as security for the Obligations of the Borrowers from time to time existing in respect of the Loan Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects.

        22. Miscellaneous.

            (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

            (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

            (d) The Borrowers will pay on demand all fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agent.


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                                      -13-

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              BORROWERS:

                              SCB COMPUTER TECHNOLOGY, INC.
                              a Tennessee corporation

                              By:      /s/  Michael J. Boling
                                 -----------------------------------------------
                              Title:   Executive Vice President

                              SCB COMPUTER TECHNOLOGY OF ALABAMA, INC., an Alabama corporation

                              By:      /s/  Michael J. Boling
                                 -----------------------------------------------
                              Title:   Executive Vice President

                              PARTNERS RESOURCES INC.
                              an Arizona corporation

                              By:      /s/  Michael J. Boling
                                 -----------------------------------------------
                              Title:   Executive Vice President

                              AGENT AND LENDER:

                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation, as Agent and as a Lender

                              By:      /s/  David Sanchez
                                 -----------------------------------------------
                              Title:   Vice President

ACKNOWLEDGED AND AGREED:

PARTNERS CAPITAL GROUP,
a California corporation,

By:      /s/  Michael J. Boling
   -----------------------------------------
Title:   Executive Vice President

DELTA SOFTWARE SYSTEMS, INC.,
a Tennessee corporation,

By:      /s/  Michael J. Boling
   -----------------------------------------
Title:   Executive Vice President

TECHNOLOGY MANAGEMENT RESOURCES, INC.,
a Tennessee corporation

By:      /s/  Michael J. Boling
   -----------------------------------------
Title:   Executive Vice President

                                    EXHIBIT A

                    [OMNIBUS AMENDMENT TO SECURITY DOCUMENTS]